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                                                         [SHIP LOGO VANGUARD(R)]





VANGUARD/(R)/ FUNDS PROSPECTUS SUPPLEMENT



MODIFICATION TO VANGUARD'S FREQUENT-TRADING POLICY FOR
PLAN PARTICIPANTS

Participants in employer-sponsored defined contribution plans that are not served by Vanguard Small Business Services who exchanged out of a fund were required to wait 60 days before exchanging back into the fund.

Effective immediately, the 60-day waiting period does not apply to exchange requests that participants submit by mail to Vanguard. (Exchange requests submitted by fax or wire are not mail requests and remain subject to the policy.)







(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                     PSALLFD 122007